UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2019

Huntsman Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32427	42-1648585
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10003 Woodloch Forest Drive
The Woodlands, Texas	77380
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(281) 719-6000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $0.01 per share	HUN	New York Stock Exchange

Item 5.07  Submission of Matters to a Vote of Security Holders

(a)  The 2019 Annual Meeting of Stockholders of Huntsman Corporation (the “Company”) was held on May 2, 2019 (the “Annual Meeting”).

(b)  The record date for the Annual Meeting was March 8, 2019. At the close of business on March 8, 2019, there were 233,978,720 shares of the Company’s common stock outstanding, each of which was entitled to one vote on each item of business conducted at the Annual Meeting.

(c)  The Company’s stockholders voted on the following four proposals (each described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 22, 2019) at the Annual Meeting and cast their votes as follows:

Proposal 1                                   The eight nominees named below were elected to serve as directors of the board of directors, to serve until the 2020 Annual Meeting, and the voting results were as follows:

Directors	For	Against	Abstain	Broker Non-Votes
Peter R. Huntsman	182,945,151	6,058,137	606,233	24,961,027
Nolan D. Archibald	182,365,720	7,095,486	148,315	24,961,027
Mary C. Beckerle	186,988,849	2,494,031	126,641	24,961,027
M. Anthony Burns	186,938,401	2,547,795	123,325	24,961,027
Daniele Ferrari	185,401,152	4,067,077	141,292	24,961,027
Sir Robert J. Margetts	186,157,611	3,316,408	135,502	24,961,027
Wayne A. Reaud	184,539,391	4,917,103	153,027	24,961,027
Jan E. Tighe	189,133,346	354,102	122,073	24,961,027

Proposal 2                                   The non-binding advisory vote to approve the compensation of the Company’s named executive officers was approved as set forth below.

For	Against	Abstain	Broker Non-Votes
136,636,093	52,675,123	298,305	24,961,027

Proposal 3                                   The appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the year ending December 31, 2019 was ratified, and the voting results were as follows.

For	Against	Abstain
206,052,218	8,397,912	120,418

Proposal 4                                 The stockholder proposal regarding stockholder right to act by written consent was defeated by the votes set forth below.

For	Against	Abstain	Broker Non-Votes
77,525,184	111,471,407	612,930	24,961,027

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTSMAN CORPORATION

/s/ DAVID M. SRYKER
Executive Vice President, General Counsel and Secretary

Dated: May 3, 2019